SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                               AMENDMENT TO REPORT

                                 Amendment No. 1

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                (Date of Report (Date of earliest event reported)
                                February 12, 1999


                     Seiler Pollution Control Systems, Inc.
               (Exact name of registrant as specified in charter)


  Delaware                           0-22630                        22-2448906
(State or Other                    (Commission                    (IRS Employer
Jurisdiction of                    File Number)                  Identification
Incorporation)                                                          Number)


 211 Blue Jay Drive, Columbus, Ohio                             43235
(Address of principal executive offices)                      (Zip code)


Registrant's telephone number, including area code                  614-846-9966



          (Former name or former address, if changed since last report)



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Item 4.  Changes in Registrant's Certifying Accountant.

         The Registrant filed a Form 8-K with Date of Report of February 12, 1999 so as to indicate under Item 4 that there had been a change in the Registrant's certifying accountant.
 In accordance with Registrant's representations made in Item 4(a)(v) of such Form 8-K, the Registrant herewith encloses by way of Exhibit 99.2 a copy of Schneider Downs & Co., Inc.'s March 2, 1999 letter addressed to the SEC and received by Company counsel on March 8, 1999.

                                                    SIGNATURES




         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SEILER POLLUTION CONTROL SYSTEMS, INC.


                                               /S/Alan B. Sarko
                                             By   Alan B. Sarko, Vice President

Date: March 8, 1999

                                                    SIGNATURES




         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SEILER POLLUTION CONTROL SYSTEMS, INC.



                                              By   Alan B. Sarko, Vice President

Date: March 8, 1999



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                                  EXHIBIT INDEX



Exhibit No.      Description

99.2             Copy of Schneider Downs & Co., Inc. letter to the SEC dated
                 March 2, 1999

                                  ON LETTERHEAD





                                                                 March 2, 1999


Securities and Exchange Commmission
Washington, D.C.   20549

Dear Sirs:

                  Re:                     Seiler Pollution Control Systems, Inc.
                  SEC File Number:        000-22630
                  Form:             8-K
                  Filing Date:            February 23, 1999

Item 304(a)(3) of Regulation S-K states that the registrant shall request the former accountant to furnish the registrant with a letter addressed to the Commission stating whether it agrees with the statements made by the registrant in response to this item and, if not, stating the respects in which it does not agree.

Certain information has come to our attention regarding events or transactions occurring subsequent to the date of our audit report on years ended March 31, 1998 and 1997. These events or transactions raise questions as to our continued reliance on management's representations. We have attempted to obtain clarification of management's representations through discussions with management and a review of available financial information. No subsequent financial information has been prepared to the best of our knowledge. Our efforts on both fronts have been unsuccessful thus far.

These events and transactions include, but are not limited to, the closing of Dottingen, Switzerland location and a possible impairment in the value of the HTV Systems located there, the closing of the corporate headquarters located in Dublin, Ohio and the future of U.S. and European operations, and the continued involvement of Mr. Niklaus Seiler as a director of the Company and as owner of Seiler, HT, a primary contractor of the HTV Systems.

March 2, 1999
Securities and Exchange Commission
Page 2



Until such time as we can determine the impact, if any, on the audited financial statements for the years ended March 31, 1998 and 1997 as a result of the above events, or others that have not been disclosed to us, we are unable to state that there are no disagreements between our firm and the registrant with respect to any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure.

                                                     Very truly yours,

                                                   /Schneider Downs & Co., Inc./

                                                    Certified Public Accountants